EXHIBIT 99.1

For more information, please contact:
Bill Davis, Perficient, 314-529-3555
bill.davis@perficient.com

PERFICIENT REPORTS FIRST QUARTER 2013 RESULTS
~Revenues up 14%, Net Income up 38%; Company Raises Full Year Earnings Guidance Range~

SAINT LOUIS (May 9, 2013) – Perficient, Inc. (NASDAQ: PRFT) (“Perficient”), a leading information technology consulting firm serving Global 2000® and other large enterprise customers throughout North America, today reported its financial results for the quarter ended March 31, 2013.

Financial Highlights

For the quarter ended March 31, 2013:

•	Revenues increased 14% to $84.9 million from $74.7 million for the first quarter 2012;
•	Services revenue increased 11% to $73.6 million from $66.2 million for the first quarter 2012;
•
Adjusted earnings per share results (a non-GAAP measure; see attached schedule, which reconciles to GAAP earnings per share) on a fully diluted basis increased to $0.22 from $0.20 for the first quarter 2012;

•	Earnings per share results on a fully diluted basis increased to $0.13 from $0.10 for the first quarter 2012;
•	EBITDAS (a non-GAAP measure; see attached schedule, which reconciles to GAAP net income) increased to $10.3 million from $10.1 million for the first quarter 2012;
•	Net income increased 38% to $4.1 million compared to $3.0 million for the first quarter 2012; and
•	Perficient repurchased 142,000 shares of its common stock at a cost of $1.7 million.

“Perficient’s first quarter results have laid the foundation for another year of solid growth,”  said Jeffrey Davis, chief executive officer and president. “The strongest quarterly bookings in our history, coupled with the recent acquisition of TriTek Solutions, Inc., have us very well-positioned for a solid second quarter and accelerated revenue and earnings success in the second half of 2013.”

“We see an opportunity this year to increase bill rates and improve margins,” said Paul Martin, chief financial officer. “Perficient continues to generate the necessary funds for both our acquisition program and accretive share repurchase.”

Other Highlights
Among other recent achievements, Perficient:

•
Completed the acquisition of TriTek Solutions, Inc., a $19 million annual services revenue business and technology consulting firm focused on enterprise content management and business process management, based in the northeastern United States.

•
Announced it has entered into an agreement with Premier healthcare alliance to develop clinical and financial-based analytical software applications designed to collect data and report on key quality measures via PremierConnect. This signals Perficient’s commitment to more robust development of intellectual property and repeatable solutions for its clients.

•
Added new customer relationships and follow-up projects with leading companies including:  American Bureau of Shipping, Blue Shield of California, DTE Energy, Florida Blue, Genesco, Inc., HCA, Prime Therapeutics, Spectrum Health, University of Houston,  and Volkswagen Group of America.

•
Was named Sitecore’s 2012 North American Sitecore Site of the Year – Best Partner Site winner for its website www.perficient.com. Perficient was recognized for its site’s enhanced capabilities, including a navigable design, and continually refreshed and integrated thought leadership content.

•	Was recognized as a finalist of the IBM Impact 2013 Best Customer Integration Award for its WebSphere and SOA solution for client TBC.

Business Outlook
The following statements are based on current expectations. These statements are forward-looking and actual results may differ materially. See “Safe Harbor Statement” below.

Perficient expects its second quarter 2013 services and software revenue, including reimbursed expenses, to be in the range of $87.5 million to $93.7 million, comprised of $82.5 million to $86.7 million of revenue from services including reimbursed expenses and $5.0 million to $7.0 million of revenue from sales of software. The midpoint of second quarter 2013 services revenue guidance represents growth of 10% over second quarter 2012 services revenue.

The company is reaffirming its full year 2013 revenue guidance range of $358 million to $378 million and raising 2013 Adjusted GAAP earnings per share guidance to a range of $0.98 to $1.08.

Conference Call Details
Perficient will host a conference call regarding first quarter 2013 financial results today at 10 a.m. Eastern.

WHAT: Perficient Reports First Quarter 2013 Results
WHEN: Thursday, May 9, 2013, at 10 a.m. Eastern
CONFERENCE CALL NUMBERS: 877-280-4960 (U.S. and Canada) 857-244-7317 (International)
PARTICIPANT PASSCODE: 21861199
REPLAY TIMES: Thursday, May 9, 2013, at 12 p.m. Eastern, through Thursday, May 16, 2013
REPLAY NUMBER: 888-286-8010 (U.S. and Canada) 617-801-6888 (International)
REPLAY PASSCODE: 20256094

About Perficient
Perficient is a leading information technology consulting firm serving Global 2000 and enterprise customers throughout North America. Perficient’s professionals serve clients from a network of offices across North America and three offshore locations, in Eastern Europe, India, and China.  Perficient helps clients use Internet-based technologies to improve productivity and competitiveness, strengthen relationships with customers, suppliers, and partners, and reduce information technology costs. Perficient, traded on the Nasdaq Global Select Market(SM), is a member of the Russell 2000® index and the S&P SmallCap 600 index. Perficient is an award-winning “Premier Level” IBM business partner, a TeamTIBCO partner, a Microsoft National Systems Integrator and Gold Certified Partner, an EMC Select Services Team Partner, and an Oracle Platinum Partner. For more information, please visit www.perficient.com.

Safe Harbor Statement
Some of the statements contained in this news release that are not purely historical statements discuss future expectations or state other forward-looking information related to financial results and business outlook for 2013.  Those statements are subject to known and unknown risks, uncertainties, and other factors that could cause the actual results to differ materially from those contemplated by the statements.  The “forward-looking” information is based on management’s current intent, belief, expectations, estimates, and projections regarding our company and our industry.  You should be aware that those statements only reflect our predictions.  Actual events or results may differ substantially.  Important factors that could cause our actual results to be materially different from the forward-looking statements include (but are not limited to) those disclosed under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2012 and the following:

(1)	the possibility that our actual results do not meet the projections and guidance contained in this news release;
(2)	the impact of the general economy and economic uncertainty on our business;
(3)	risks associated with the operation of our business generally, including:
a.	client demand for our services and solutions;
b.	maintaining a balance of our supply of skills and resources with client demand;
c.	effectively competing in a highly competitive market;
d.	protecting our clients’ and our data and information;
e.	risks from international operations;
f.	obtaining favorable pricing to reflect services provided;
g.	adapting to changes in technologies and offerings; and
h.	risk of loss of one or more significant software vendors;
(4)	legal liabilities, including intellectual property protection and infringement;
(5)	risks associated with managing growth through acquisitions and organically; and
(6)	the risks detailed from time to time with our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.  This cautionary statement is provided pursuant to Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  The forward-looking statements in this release are made only as of the date hereof and we undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.

About Non-GAAP Financial Information
This press release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-

GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (“GAAP”), please see the section entitled “About Non-GAAP Financial Measures” and the accompanying tables entitled “Reconciliation of GAAP to Non-GAAP Measures.”

PERFICIENT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share data)

	Three Months Ended March 31,
	2013	2012
Revenues
Services	$73,567	$66,167
Software and hardware	7,844	4,614
Reimbursable expenses	3,524	3,917
Total revenues	84,935	74,698

Cost of revenues
Project personnel costs	46,854	42,699
Software and hardware costs	7,216	3,850
Reimbursable expenses	3,524	3,917
Other project related expenses	1,000	926
Stock compensation	827	659
Total cost of revenues	59,421	52,051

Gross margin	25,514	22,647

Selling, general and administrative	16,064	13,218
Stock compensation	1,807	1,574
	7,643	7,855

Depreciation	683	463
Amortization	1,777	1,565
Acquisition costs (benefits)	(25)	701
Adjustment to fair value of contingent consideration	-	171
Income from operations	5,208	4,955

Net interest expense	(5)	(13)
Net other income	46	46
Income before income taxes	5,249	4,988
Provision for income taxes	1,126	2,002
Net income	$4,123	$2,986

Basic net income per share	$0.14	$0.10
Diluted net income per share	$0.13	$0.10

Shares used in computing basic net income per share	30,292	28,556
Shares used in computing diluted net income per share	31,501	30,045

PERFICIENT, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited)
(in thousands)

	March 31,	December 31,
	2013	2012
ASSETS
Current assets:
Cash and cash equivalents	$4,148	$5,813
Accounts receivable, net	71,296	69,662
Prepaid expenses	2,148	1,649
Other current assets	4,458	3,717
Total current assets	82,050	80,841
Property and equipment, net	5,981	4,398
Goodwill	161,695	160,936
Intangible assets, net	15,820	17,350
Other non-current assets	3,705	3,669
Total assets	$269,251	$267,194

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$6,521	$7,959
Other current liabilities	15,459	20,605
Total current liabilities	21,980	28,564
Long-term debt	6,000	2,800
Other non-current liabilities	1,659	1,417
Total liabilities	29,639	32,781

Stockholders' equity:
Common stock	39	39
Additional paid-in capital	279,075	276,201
Accumulated other comprehensive loss	(430)	(306)
Treasury stock	(64,644)	(62,970)
Retained earnings	25,572	21,449
Total stockholders' equity	239,612	234,413
Total liabilities and stockholders' equity	$269,251	$267,194

About Non-GAAP Financial Measures
Perficient provides non-GAAP financial measures for EBITDAS (earnings before interest, income taxes, depreciation, amortization, and stock compensation), adjusted net income, and adjusted net income per share data as supplemental information regarding Perficient’s business performance. Perficient believes that these non-GAAP financial measures are useful to investors because they provide investors with a better understanding of Perficient’s past financial performance and future results. Perficient’s management uses these non-GAAP financial measures when it internally evaluates the performance of Perficient’s business and makes operating decisions, including internal operating budgeting, performance measurement, and the calculation of bonuses and discretionary compensation.  Management excludes stock-based compensation related to employee stock options and restricted stock awards, the amortization of intangible assets, acquisition costs, adjustments to the fair value of contingent consideration, and income tax effects of the foregoing, when making operational decisions.
Perficient believes that providing the non-GAAP financial measures to its investors is useful because it allows investors to evaluate Perficient’s performance using the same methodology and information used by Perficient’s management. Specifically, adjusted net income is used by management primarily to review business performance and determine performance-based incentive compensation for executives and other employees.  Management uses EBITDAS to measure operating profitability, evaluate trends, and make strategic business decisions.

Non-GAAP financial measures are subject to inherent limitations because they do not include all of the expenses included under GAAP and because they involve the exercise of discretionary judgment as to which charges are excluded from the non-GAAP financial measure. However, Perficient’s management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of EBITDAS, adjusted net income, and adjusted net income per share. In addition, some items that are excluded from adjusted net income and adjusted earnings per share can have a material impact on cash. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. Perficient has historically provided non-GAAP financial measures to the investment community as a supplement to its GAAP results to enable investors to evaluate Perficient’s business performance in the way that management does. Perficient’s definition may be different from similar non-GAAP financial measures used by other companies and/or analysts.

The non-GAAP adjustments, and the basis for excluding them, are outlined below:

Amortization of Intangible Assets
Perficient has incurred expense on amortization of intangible assets primarily related to various acquisitions. Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted net income per share. Perficient believes that eliminating this expense from its non-GAAP financial measures is useful to investors because the amortization of intangible assets can be inconsistent in amount and frequency, and is significantly impacted by the timing and magnitude of Perficient’s acquisition transactions, which also vary substantially in frequency from period to period.

Acquisition Costs
Perficient incurs transaction costs related to acquisitions which are expensed in its GAAP financial statements.  Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted net income per share.  Perficient believes that excluding these expenses from its non-GAAP financial measures is useful to investors because these are expenses associated with each transaction, and are inconsistent in amount and frequency causing comparison of current and historical financial results to be difficult.

Adjustments to Fair Value of Contingent Consideration
Perficient is required to remeasure its contingent consideration liability related to acquisitions each reporting period until the contingency is settled.  Any changes in fair value are recognized in earnings.  Management excludes these items for the purposes of calculating adjusted net income and adjusted net income per share.  Perficient believes that excluding these adjustments from its non-GAAP financial measures is useful to investors because they are related to acquisitions, and are inconsistent in amount and frequency from period to period.

Stock-Based Compensation
Perficient incurs stock-based compensation expense under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation.  Perficient excludes this item for the purposes of calculating EBITDAS, adjusted net income, and adjusted net income per share because it is a non-cash expense, which Perficient believes is not reflective of its business performance. The nature of stock-based compensation expense also makes it very difficult to estimate prospectively, since the expense will vary with changes in the stock price and market conditions at the time of new grants, varying valuation methodologies, subjective assumptions, and different award types, making the comparison of current results with forward looking guidance potentially difficult for investors to interpret. The tax effects of stock-based compensation expense may also vary significantly from period to period, without any change in underlying operational performance, thereby obscuring the underlying profitability of operations relative to prior periods.  Perficient believes that non-GAAP measures of profitability, which exclude stock-based compensation are widely used by analysts and investors.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands, except per share data)

	Three Months Ended March 31,
	2013	2012
GAAP Net Income	$4,123	$2,986
Additions:
Provision for income taxes	1,126	2,002
Amortization	1,777	1,565
Acquisition costs (benefits)	(25)	701
Adjustment to fair value of contingent consideration	-	171
Stock compensation	2,634	2,233
Adjusted Net Income Before Tax	9,635	9,658
Adjusted income tax (1)	2,746	3,786
Adjusted Net Income	$6,889	$5,872

GAAP Net Income Per Share (diluted)	$0.13	$0.10
Adjusted Net Income Per Share (diluted)	$0.22	$0.20
Shares used in computing GAAP and Adjusted Net Income Per Share (diluted)	31,501	30,045

(1) The estimated adjusted effective tax rate of 28.5% and 39.2% for the three months ended March 31, 2013 and 2012, respectively, has been used to calculate the provision for income taxes for non-GAAP purposes.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands)

	Three Months Ended March 31,
	2013	2012
GAAP Net Income	$4,123	$2,986
Additions:
Provision for income taxes	1,126	2,002
Net interest expense	5	13
Net other income	(46)	(46)
Depreciation	683	463
Amortization	1,777	1,565
Acquisition costs (benefits)	(25)	701
Adjustment to fair value of contingent consideration	-	171
Stock compensation	2,634	2,233
EBITDAS (1)	$10,277	$10,088

(1) EBITDAS is a non-GAAP performance measure and is not intended to be a performance measure that should be regarded as an alternative to or more meaningful than either GAAP operating income or GAAP net income. EBITDAS measures presented may not be comparable to similarly titled measures presented by other companies.